Exhibit 99.1

Confidential Draft – Not for Distribution

Caspi Oil Gas LLP and Liberty Resources Acquisition Corp. Announce Signing of Definitive Business Combination Agreement

•	A business combination of Caspi Oil Gas LLP (“Caspi”) and Liberty Resources Acquisition Corp. (“Liberty”) and movement offshore into a new entity, Liberty Onshore Energy B.V. (“Pubco”), which is expected to continue listing on the Nasdaq under the symbol LIBY.

•	The consolidated company will own the Rakushechnoye Oil Field, located in West Kazakhstan covering 287 sq km of production ready oil & gas resources. The Field is forecast to produce 1.7 million barrels of oil, 1.8 million barrels of condensate and 12,454,000 MMBTU of gas in year 2025 and peaking at 16 million barrels of oil, 3.5 million barrels of condensate and 64,279,000 MMBTU of gas in year 2028 respectively and declining thereafter.

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Transaction Represents Proforma Enterprise Value of $463.7 million for Caspi, which combined with US$120 million of new financing and Liberty’s US$ $117 million in its trust account would result in a pro forma enterprise value of US$701 million before redemptions and transaction costs.

Kuala Lumpur, Malaysia – December 22, 2022 – Markmore Energy (Labuan) Limited (“Markmore”), Liberty Onshore Energy B.V. (“Pubco”), Liberty Onshore Resources B.V. (“HoldCo”), LIBY Merger Sub LLC (“Merger Sub”), and Liberty Resources Acquisition Corp. (NASDAQ: LIBY, LIBYU, LIBYW) (“Liberty”), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement effective December 15, 2022 (the “Merger Agreement”) that will result in Liberty becoming a wholly owned subsidiary of PubCo. Through a complex restructuring the resultant amalgamated company ultimately will be Liberty Onshore Energy B.V. (“Pubco”), which is expected to continue a listing on the Nasdaq under the symbol LIBY.

The acquisition price has been supported by a favorable independent Fairness Opinion prepared for the Liberty Board by LGG Advisors (LGG Trading Company Lda).

Caspi Investment Highlights

Caspi is the concession owner of the Rakushechnoye Oil Field, located in West Kazakhstan. The Rakushechnoye License Block is located onshore Caspian Sea of the Mangyshlak peninsula, West Kazakhstan. It covers an area of about 287 sq km in the south-western Manghystau Province. Geologically the field lies within the South Mangyshlak sedimentary basin and the two largest fields, Zhetybai and Uzen, are located approximately 65 kilometers to the north and 85 kilometers to the northeast respectively.

Caspi has favorable high-quality oil & gas reserves with API 47 and zero Sulphur. Furthermore, the LPG concentration of C3 + C4 is between 10% - 12% of gas reserves. The Field is entitled to secure a production license with a maximum period of 25 years based on field development plan developed by an independent technical advisor.

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Under concession agreement gives an overall control over the reserves and implementation of development plan. Under its fiscal terms, the Government of Kazakhstan has proposed a package of measures to reduce tax burden on new gas projects which provide tax exemption for gas projects. Subsequent to the execution of Letter of Acquisition, Caspi has entered into arrangements to monetize the upside potential on gas reserves. These include the gas supply for implementation of a blue ammonia project in collaboration with Kazakhstan’s state-owned entity and outsourced partners, a water desalination project and a Crypro Mining Project.

Management Commentary

Mr. Abu Talib Abdul Rahman, the Director of Markmore and a member of the Supervisory Board of Caspi, noted, “Caspi is excited by the prospect of the Business Combination and the acceleration of our plans and strategies as a result. We are privileged to have support from top-tier investors, and prospective access to the U.S. capital markets following the closing of this proposed transaction, which will leave Caspi well-capitalized to exploit our substantial natural resource assets. We are pleased by the support of the Kazakhstan government and people, by a favorable legal and tax environment, and by the supportive operating environment.”

He further commented, “Taking advantage of the substantial pioneering experience of Caspi, our current business model is to exploit the increased financial capability of the combined companies to enhance oil production and develop gas processing facilities. This will enable the optimal production and utilization of the output of oil, condensate and associated gases. The process of combining primary oil production and gas processing, avoid the flaring approval needs and wasteful flaring activity.

Dato’ Maznah Binti Abdul Jalil, Chief Executive Officer of Liberty added, “The Business Combination with Caspi allows us to share in a wonderful early cash flow asset with forecast growing production and cash flow. We anticipate this can produce very substantial returns to our investors.”

Transaction Terms & Financing

The business combination values Caspi at a $463.7 million enterprise value and at a pro forma market capitalization of approximately $633 million, assuming a $10.00 per share price and no redemptions by Liberty stockholders. The Transaction will provide a minimum of $30 million of net proceeds to the company after payment of Transaction expenses and certain liabilities of Caspi, assuming no redemptions. As part of the Transaction, at least one (1) day before the Exchange, Liberty will use proceeds from the Financing to assume certain debts of COG up to a total of $50.0 million, the proceeds of which will be used as follows: (1) an amount of $17 million to COG’s “rehab” creditor at Closing, $10 million to other remaining creditors of COG at Closing, and $23 million in assumption of other debts of COG at Closing. Liberty will also make a payment of $50.0 million to the Export-Import Bank of Malaysia on behalf of and at the direction of Markmore and PubCo. Markmore and PubCo will cause EXIM Bank to promptly use such proceeds to release the Pledge of Rights over COG’s Rakushechnoye Oil & Gas fields. PubCo will issue $327.7 million shares of common stock and $36 million of a new series of preferred stock that will be redeemable by the company at any time for (i) cash in the amount of $36 million, (ii) non-cash product such as gas produced up to the value to be determined by PubCo and Markmore or (iii) a combination thereof. Both classes of stock will be valued at $10.00 per share.

Prior to and as a condition for the transactions Liberty will receive financing in a minimum amount of $120 million(the “Financing”). As of the date of the Agreement, Liberty has received non-binding offers for funding totaling $120 million. Liberty will take all steps reasonable and necessary to assist to convert these to binding commitments prior to signing of the Registration on Form F-4.

Upon completion of Central Processing Complex (CPC) and commencement of commercial production of gas and condensate, PubCo will pay the current owner of Caspi 50% of annual net revenue (after deduction of costs and capital expenditures) derived from sale of gas attributed to Liberty over the period of commercial production of gas, 40% of condensate revenue derived from sale of condensate attributed to PubCo over the period of commercial production condensate. PubCo is committed to pay a seller a minimum payment of US$15M annually from the date of commencement of commercial production of gas or condensate or the total royalty payment on the basis as described above, whichever is higher.

Confidential Draft – Not for Distribution

Pursuant to the terms of the Business Combination Agreement, at closing of the Transactions, the following is expected to occur: (i) the Sponsor and certain of its Affiliates, the Markmore Shareholders and PubCo will enter into a Registration Rights Agreement; and (ii) PubCo and Markmore will enter into a Royalty Agreement.

The business combination (the “Business Combination”) has been approved by the board of directors of Liberty and is expected to close in the second quarter of 2023, subject to review and approval by the U.S. Securities and Exchange Commission (“SEC”) of the registration statement on Form F-4 (the “Registration Statement”) to be filed with the SEC, regulatory and stockholder approvals and other customary closing conditions and receipt of NASDAQ approval for the listing. In addition, the transaction requires certain approvals under Kazakh law. Additional information about the proposed transaction, including a copy of the merger agreement, will be available in a Current Report on Form 8-K to be filed by Liberty with the SEC and at www.sec.gov.

Advisors

EF Hutton, division of Benchmark Investments, LLC, is serving as capital markets advisor to Liberty. ARC Group Ltd. is serving as financial advisor to Liberty.

Nelson Mullins Riley & Scarborough LLP is serving as legal advisor to Liberty. Dentons Kazakhstan LLP is serving as legal advisors to Markmore. La Gro Geelkerken Advocaten B.V. is serving as Dutch legal advisors to Liberty and Kinstellar LLP is serving as Kazakhstan legal advisors to Liberty.

About Liberty Resources Acquisition Corp.

Liberty Resources Acquisition Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by Dato’ Maznah Binti Abdul Jalil, Liberty’s Chief Executive Officer, and Dato’ Khalid bin Hj Ahmad, Liberty’s Chief Financial Officer. Liberty is sponsored by Liberty Fields, LLC.

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About Caspi

Caspi is the concession owner of the Rakushechnoye Oil Field, located in West Kazakhstan. The Rakushechnoye License Block is located onshore Caspian Sea of the Mangyshlak peninsula, West Kazakhstan. It covers an area of about 287 sq km in the south-western Manghystau Province. Geologically the field lies within the South Mangyshlak sedimentary basin and the two largest fields, Zhetybai and Uzen, are located approximately 65 kilometers to the north and 85 kilometers to the northeast respectively. Caspi has favorable high-quality oil & gas reserves with API 47 and zero sulfur. Furthermore, the LPG concentration of C3 + C4 is between 10% - 12% of gas reserves.

No Offer or Solicitation

This press release relates to a proposed business combination between Liberty and Caspi and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Liberty and Caspi, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Liberty and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Liberty will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Liberty’s directors and executive officers and their ownership of Liberty common stock is set forth in Liberty’s prospectus, dated November 3, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Caspi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

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Cautionary Statement Regarding Forward-Looking Statement

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to Caspi’s products, the likelihood of regulatory approval of such products and their proposed uses; Caspi's growth prospects and Caspi's potential target markets, as well as the size of those markets; Caspi's projected financial and operational performance; new product and service offerings Caspi may introduce in the future; the potential business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; the anticipated effect of the announcement or pendency of the proposed business combination on Liberty’s or Caspi's business relationships, performance, and business generally; and other statements regarding Liberty’s and Caspi’s expectations, hopes, beliefs, intentions or strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of any proxy statement relating to the proposed business combination, which is expected to be filed by Liberty with the SEC, other documents filed by Liberty from time to time with SEC, and any risk factors made available to you in connection with Liberty, Caspi and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Liberty and Caspi), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the business combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Liberty, including those set forth in the Risk Factors section of the Registration Statement and preliminary proxy statement for the proposed Business Combination. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. Liberty undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

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In addition to factors previously disclosed in Liberty’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Liberty or Caspi is not obtained; that the required approvals of the Kazakhstan government are not obtained; the restructuring of Caspi is not finalized or the creditors of Caspi do not consent to the transaction; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Caspi; the amount of redemption requests made by Liberty’s shareholders; the overall level of demand for oil and gas and the ability of Caspi to deliver its products to the global market; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Liberty’s securities on the NASDAQ where it is believed that it will be the first listed company with its operations principally in Kazakhstan; Caspi’s ability to implement its business strategy; changes in governmental regulation, Caspi’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Caspi's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Caspi's suppliers, as well as consumer demand for oil and gas, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Caspi and its suppliers and customers or that regulations seeking to mitigate climate change could adversely affect Caspi’s production; Caspi’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, Caspi’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Liberty and Caspi or the date of such information in the case of information from persons other than Liberty or Caspi, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Caspi’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Liberty intends to file the Registration Statement containing proxy materials in the form of a proxy statement with the SEC. The Form F-4 will include a proxy statement to be distributed to holders of Liberty’s common stock in connection with Liberty’s solicitation of proxies for the vote by Liberty’s stockholders with respect to the proposed Business Combination and other matters as described in the Form F-4, as well as the prospectus relating to the offer of securities to be issued to Caspi’s stockholders in connection with the proposed Business Combination. After the Form F-4 has been filed and declared effective, Liberty will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Form F-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Liberty, Caspi and the proposed Business Combination. Additionally, Liberty will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of Liberty are urged to read the Form F-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Contact

Garry Richard Stein

Liberty Resources Acquisition Corp.

Phone: 1-305-809-7217